SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): September 16, 1997



                             LAKELAND BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




  New Jersey                              33-27312               22-295275
 (State or Other                        (Commission            (IRS Employer
 Jurisdiction of                         File Number)       Identification No.)
 Incorporation)


         250 Oak Ridge Road, Oak Ridge, New Jersey                07438
         (Address of Principal Executive Offices)                (Zip Code)


                                 (201) 697-2000
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

     On September 16, 1997, Lakeland Bancorp, Inc. ("Lakeland") and Metropolitan State Bank ("MSB") issued a press release, a copy of which is attached hereto as
Exhibit 99.1, announcing that Lakeland and MSB had entered into an Agreement and Plan of Reorganization, dated as of September 16, 1997 (the "Agreement"), pursuant to which Lakeland will acquire MSB by creating an interim, wholly-owned subsidiary state bank (the "Subsidiary Bank") and merging the Subsidiary Bank with and into MSB (the "Merger"). Upon consummation of the Merger, MSB will become a wholly-owned subsidiary of Lakeland and will continue to operate as a separate New Jersey chartered state bank. Under the terms of the Agreement, each share of MSB common stock will convert into common stock of MSB valued at $26.20, subject to adjustment in certain circumstances and formulas applicable to the valuation of such shares. The Merger is intended to be tax-free and to qualify as a pooling of interests for financial reporting purposes. Consummation of the Merger is subject to the satisfaction of certain conditions, including the satisfactory completion of a due diligence review, the receipt of approval by the shareholders of MSB and receipt of certain regulatory approvals.

     The Agreement provides that MSB will pay to Lakeland a termination fee of $500,000 plus certain legal fees and expenses if the Agreement is terminated under certain circumstances.

     The Agreement is filed as Exhibit 99.2 hereto and is incorporated herein by reference. The text of Item 5 of this Current Report on Form 8-K is qualified in its entirety by reference to such Exhibit.

     The Merger is expected to be consummated during the first half of 1998. There can be no assurance, however, that the Merger will in fact be consummated.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

         The following exhibits are filed as part of this report:

99.1     Press Release, dated September 16, 1997.

99.2 Agreement and Plan of Reorganization, dated as of September 16, 1997, by and between Lakeland Bancorp, Inc. and Metropolitan State Bank.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LAKELAND BANCORP, INC.



Dated:  September 22, 1997                 By:/s/ Arthur L. Zande
                                              ________________________________
                                              Arthur L. Zande
                                              Executive Vice President

                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

  99.1               Press Release, dated September 16, 1997.

  99.2 Agreement and Plan of Reorganization, dated as of September 16, 1997, by and between Lakeland Bancorp, Inc. and Metropolitan State Bank.